SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement            [ ]  Confidential, for Use of the Commission Only
[X]    Definitive Proxy Statement             (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ETERNAL TECHNOLOGIES GROUP, INC.
                ------------------------------------------------
                (Name of Registrant As Specified in its Charter)

   ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

               ------------------------------------------------------------

2. Aggregate number of securities to which transaction applies:

               ------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ------------------------------------------------------------

4. Proposed maximum aggregate value of transaction:

               ------------------------------------------------------------

5. Total fee paid:

               ------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

               ----------------------------------------------------------

2. Form, Schedule or Registration Statement No.:

              -----------------------------------------------------------

3. Filing Party:

              -----------------------------------------------------------

4. Date Filed:

              -----------------------------------------------------------

                        ETERNAL TECHNOLOGIES GROUP, INC.
                     Sect. D, 5/F, Block A. Innotech Tower,
                 235 Nanjing Rd. Heping District, Tianjin 300052
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

DATE                    August 26, 2005

TIME                    10:00 a.m. Eastern Daylight Time

PLACE                   Hyatt Regency Crystal City
                        2799 Jefferson Davis Highway
                        Arlington, VA 22202

ITEMS OF BUSINESS (1)   To elect seven (7) directors of the Company to hold
                        office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

                        (2) To consider a proposal to ratify the appointment of Ham Langston & Brezina LLP as the Company's independent certifying accountants.

                        (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE             Holders of Eternal Technologies Group, Inc. common stock
                        of record at the close of business on July 15, 2005 are entitled to vote at the meeting.

ANNUAL REPORT The Company's 2004 annual report, which is not part of the proxy soliciting materials, is included with this document.

PROXY VOTING It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Shareholders may be able to vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.


                                         By Order of the Board of Directors


                                         /s/ Jijun Wu
                                         Jijun Wu
                                         Chairman


Tianjin, China
July 13, 2005

                                TABLE OF CONTENTS



INTRODUCTION.................................................................................    1
         General.............................................................................    1
         Matters to be Voted on by Shareholders..............................................    1
         Proxies.............................................................................    1
         Revocation of Proxies...............................................................    1
         Record Date.........................................................................    1
         Voting Securities...................................................................    1
         Quorum..............................................................................    2
         Voting Procedures...................................................................    2
PROPOSALS....................................................................................    2
PROPOSAL 1 - ELECTION OF DIRECTORS...........................................................    2
PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.............................    4
EXECUTIVE COMPENSATION AND OTHER INFORMATION.................................................    5
         Summary Compensation Table..........................................................    5
         Equity Compensation Plan Information................................................    5
         Employment Contracts................................................................    5
         Compensation of Directors...........................................................    5
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............................    6
CORPORATE GOVERNANCE AND RELATED MATTERS.....................................................    6
         Overview............................................................................    6
         Committees of the Board.............................................................    6
         Board Meetings......................................................................    7
         Codes of Ethics.....................................................................    7
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS.............................................    7
         Fees Paid to Independent Public Accountants.........................................    7
         Policy on Pre-Approval of Audit and Non-Audit Services of Independent Auditors......    8
OTHER MATTERS................................................................................    8
         Compliance with Section 16(a) of the Securities Exchange Act........................    8
         Certain Relationships and Transactions..............................................    8
         Submission of Shareholder Proposals.................................................    8
         Expenses of Solicitation............................................................    8


                        ETERNAL TECHNOLOGIES GROUP, INC.
                     Sect. D, 5/F, Block A. Innotech Tower,
                 235 Nanjing Rd. Heping District, Tianjin 300052

                                 ---------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 26, 2005


--------------------------------------------------------------------------------

                                  INTRODUCTION

--------------------------------------------------------------------------------

General

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Eternal Technologies Group, Inc. (the "Company") for use at the 2004 Annual Meeting of Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at the Hyatt Regency Crystal City, 2799 Jefferson Davis Highway, Arlington, VA 22202, on August 26, 2005 at 10 a.m. local time. This Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about August 1, 2005.

Matters to be Voted on by Shareholders

At the Annual Meeting, the shareholders will vote upon three proposals, the election of directors, and the ratification of the appointment of Ham Langston Brezenia LLP. as independent certifying accountants, as described further in this Proxy Statement. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.

Proxies

The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, and FOR the ratification of the appointment of the designated independent accountants. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

Revocation of Proxies

Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Record Date

Shareholders of record at the close of business on July 15, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

Voting Securities

On the Record Date, the total number of shares of common stock of the Company, $0.001 par value per share (the "Common Stock"), outstanding and entitled to vote was 30,679,630.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Voting Procedures

Casting Votes. "Record" shareholders of Common Stock (that is, persons holding Common Stock in their own name in Eternal Technologies' stock records maintained by our transfer agent, OTC Stock Transfer, Inc, may attend the Annual Meeting and vote in person or complete and sign the accompanying proxy card and return it to Eternal Technologies.

"Street name" shareholders of Common Stock (that is, shareholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on that form.

Counting of Votes. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include adoption of stock plans.

Required Vote to Constitute a Quorum and Approve Proposals. Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Each of the other matters scheduled to come before the Annual Meeting requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have no effect on the election of directors or any other matter.

--------------------------------------------------------------------------------

                                    PROPOSALS

--------------------------------------------------------------------------------

The stockholders are being asked to consider and vote upon two proposals at the meeting. The following is a summary of the proposals and the voting recommendations of the Board of Directors:

 ----------------------------------------------- --------------------------
                            Proposal               Board Recommendation
 ----------------------------------------------- --------------------------
 ----------------------------------------------- --------------------------
 1 - Election of Directors                                  FOR
 ----------------------------------------------- --------------------------
 ----------------------------------------------- --------------------------
 2 - Ratification of Appointment of Auditors                FOR
 ----------------------------------------------- --------------------------

Following is a detailed description of the proposals to be considered by the stockholders.

PROPOSAL 1 - ELECTION OF DIRECTORS

The first proposal to be vote on is the election of seven (7) directors. The Board's nominees are Jijun Wu, Jiansheng Wei, XingJian Ma, Shien Zhu, James Q. Wang, Genchang Li, and Shicheng Fu. Each of the nominees is presently serving as a Eternal Technologies Group, Inc. director. Biographical information about each of the nominees is included in "Director Information" below. If elected, each of the nominees will serve a one-year term and will be subject to reelection next year along with the other directors.

The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with Eternal Technologies Group, Inc.'s bylaws, directors are elected only by a majority vote of shares represented issued and outstanding. That means the seven (7) nominees will be elected only if they receive a vote of more than fifty-percent (50%) of the shares outstanding as of the record date.

The Board of Directors recommends a vote "For" all nominees.

Director Information

Set out below is certain information concerning our nominees for election as directors of the Company:


Jijun Wu            Mr. Wu has served as President  and Chairman of the Board of
Age:  68            the  Company  since  2002.  Mr. Wu was a  co-founder  of the
Director since 2002 Company's  predecessor,  Eternal  Technologies Group Ltd. (a
                    British  Virgin  Islands  corporation)("ETG")  and served as
                    President  and  Chairman  of  the  Board  of  ETG  from  the company's  inception  in 2000 until  2002.  Prior to forming
                    ETG, Mr. Wu served as President of Sky Dragon Foundation,  a
                    Malaysian financial  institution,  from 1997 to 2000. Mr. Wu
                    previously   served  as  Accountant  -  General  of  Tianjin
                    Electronic Bureau, a PRC state-owned electronics company with revenues in excess of $1.5 billion and as a consultant to various multinational corporations entering the PRC market. Mr. Wu is a graduate of China Central Finance &
                    Economics University and holds the designation of CPA in China.

Jiansheng Wei       Mr. Wei has served as Chief Operation Officer and a Director
Age:  52            of the Company since 2002.  From March 2000 to 2002, Mr. Wei
Director since 2002 served as Chief  Operation  Officer  and a Director  of ETG.
                    From 1998 to 2000, Mr. Wei was the  vice-general  manager of
                    Towering  Industrial Group Ltd, a trading  company.  Mr. Wei
                    has  been  engaged  in  animal   husbandry   practices   and
                    management for over 30 years and has been responsible for operations of several large farms in Inner Mongolia and Hebei Province. Mr. Wei holds an MBA from Tianjin Finance &
                    Economics College.

XingJian Ma         Xiangjian Ma has served as our Chief Financial Officer since
Age: 58             the Reorganization.  From 2000 to the Reorganization, Mr. Ma
Director since 2004 served as Chief  Financial  Officer of Eternal  Technologies
                    Group,  Ltd. From 1990 to 2000 Mr. Ma served as Chief of the
                    Financial   Department  of  Tianjin  Electronic   Instrument
                    Corporation.



Shien Zhu           Mr. Zhu has served as a Director  since 2002. Mr. Zhu served
Age:  48            as a Director of ETG from 2000 to 2002.  Since 2001, Mr. Zhu
Director            has been a professor at China Agricultural University.  From
since 2002          1996 to 2001,  Mr. Zhu was an  associate  professor at China
                    Agricultural University. Mr. Zhu is also Associate Professor and Master Director,  involved in post doctorate studies, at
                    Kochi  University  and Ehime  University  in Japan.  Mr. Zhu
                    majored in the area of early embryo  vitrification  freezing
                    and   transfer   and   mammal    adoscuolation   in   embryo
                    biotechnology.   He  invented  a  system  of  freezing   and
                    preservation, not aided by a cooling frigorimeter, which is characterized by low cost, simple operation and a high embryo survival rate. In recent years, he has written more than 40 articles that were published in international and domestic periodicals. Currently, he is undertaking vital
                    "863" projects for China and scientific research projects under the "Ninth Five-Year Plan" period.

James Q. Wang       Mr.  Wang has  served as a Director  since  2002.  Mr.  Wang
Age:  35            founded,  and serves as President of, DNS Technologies Group
Director since 2002 Inc.  (Canada),  a  position  he has  held  since  1999,  an
                    Internet   technologies   company  involved  in  outsourcing
                    between  North   America  and  Asia.   Mr.  Wang  began  his
                    professional career as an engineer with NEC where he published a technical innovation proposal and was honored
                    Awards of Excellence  at NEC's  headquarters  in Tokyo.  Mr.
                    Wang was transferred to the marketing department of NEC where he was in charge of marketing and sales in eastern region of Mainland China. Mr. Wang is a Canadian citizen and received his Master of Applied Science from the University of Ottawa.

Mr. Genchang Li     Mr.  Genchang Li is an experienced  researcher  with Tianjin
Age 65              Social  Science  Academy.   Mr.  Li  is  a  pioneer  in  the
Director since 2004 development and operation of China's stock market. When he D was working for the municipal  government , he was in charge of the  review  and  administration  of  reorganizations  of assets and going  public of state owned  enterprises.  He is engaged in the research of the  policies  for China's  stock market.  He was  involved  in  the  publication  of  various instructive  essays  and  books.  He was  Section  Chief  in
                    Econmic  System  Reform   Commission  of  Tianjin  Municipal
                    Government  from 1985 to 1993 and Vice  General  Manager  of
                    Investment Banking Department of Junan Securities Company fropm 1994 to 1999. He is a researcher with Tianjin Social
                    Science Academy since 2000.

Shicheng Fu         Prof. Fu is a lawyer,  Dean of Law Dept., Nankai University,
Age 41              and Supervisor for graduate students. His other professional
Director since 2004 activities include Director Director of China Law Institiute
                    Administrative  Law Research  Society,  Guest  Researcher of
                    Peking  University  Public  Law  Research  Center,   Adjunct
                    Researcher  of  State   Administrative   College   Institute
                    Administrative   Law  Research  Center,   Consultant  to  he
                    Standing Committee of Tianjin Municipal People's Congress for legal affairs, Legal Consultant to Tianjin Municipal
                    Government, and Arbitrator of Tianjin Arbitrator Committee, etc.

                    Prof. Fu attended Nankai University, Law Department from September 1981 to July 1985. Durint the last year of Law Department, the University decided to retain him as a teacher and sent him to China Politics and Law Univeristy, Graduate School for course study in administrative laws. His advisor was Prof. Ying Songnian, a distinguished legal sholar. He has been teaching at Nankai University since 1985. He has been to Japan and Republic of Korea for international academic exchanges since 1998.


PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Ham Langston & Brezenia LLP. as independent auditors for the fiscal year ending December 31, 2005, and recommends that the shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

Representatives of Ham Langston & Brezenia LLP. are expected to be present at the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate inquiries from shareholders.

The Board of Directors unanimously recommends a vote "For" the ratification of the appointment of Ham Langston & Brezenia LLP as independent accountants for Eternal Technologies.

--------------------------------------------------------------------------------

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

--------------------------------------------------------------------------------

Summary Compensation Table

The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during the year ended December 31, 2004 of each person who served as the Company's Chief Executive Officer during fiscal 2004 and the four other most highly paid executive officers whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2004 (the "Named Officers").


                                                                            Restricted       Long Term
Name and                                               Annual Compensation    Stock         Compensation
                                                       ------ ------------  ----------      ------------
Principal Position                   Year    Salary($)      Bonus($)        Awards $      Stock Options(#)
--------- --------                   ----    ---------      --------                      --------------

JiJun Wu                            2004       20,000           -0-           80,000                -0-
  President and                     2003       27,299           -0-           80,000                -0-
  Chief Executive Officer           2002        7,299           -0-              -0-                -0-

Equity Compensation Plan Information

Except for the 2004 Stock Option Plan the Company presently maintains no equity compensation option plans.

The following table gives information about equity awards under the Company's existing plan as of December 31, 2003:

                                                                                                       Number of securities
                                                                                                     remaining available for
                                                                            Weighted-average          future issuance under
                                         Number of securities to be        exercise price of        equity compensation plans
                                           issued upon exercise of        outstanding options,        (excluding securities
                                            outstanding options,          warrants and rights        reflected in column (a))
           Plan Category                   warrants and rights (a)                (b)
-------------------------------------    ----------------------------    -----------------------    ---------------------------

Equity compensation plans approved
by security holders                                                0                         --                              0
Equity compensation plans not
approved by security holders                                       0                         --                              0
                                         ----------------------------    -----------------------    ---------------------------

Total                                                              0                         --                              0
                                         ============================    =======================    ===========================

Employment Contracts

The Company has an employment contract with Zhai Rui. This contract runs from February 20, 2005 to February 19, 2006 and pays annual compensation of $60,000.

Compensation of Directors

We reimburse all direct costs of attendance of Board meetings by our directors.

No additional compensation of any nature is paid to employee directors.

--------------------------------------------------------------------------------

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

--------------------------------------------------------------------------------

The following table is furnished as of June 30, 2005 to indicate beneficial ownership of shares of the Company's Common Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (2) each director, nominee for director and Named Officer of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.

              Name and Address of Beneficial Owner (1)          Shares (2)             Percent of Class (2)
         ------------------------------------------------    ----------------------    ---------------------

         Shang Jiaji (3)                                                 3,385,000                   11.03%
         Jijun Wu                                                        1,684,500                    5.49%
         Xingjian Ma                                                           100                       *
         James Q. Wang                                                   1,102,500                    3.59%
         Jiansheng Wei                                                     602,500                    1.96%
         Shien Zhu                                                          50,000                     .16%
         Genchang Li                                                             0                       *
         Shicheng Fu                                                             0                       *
         Garfield Hu                                                           100                       *
                                                                            ------                     ----
         All executive officers and directors as a group
         (9 persons)                                                    5,672,206                   21.57%
                                                                         =========                   ======

*........Less than 1%.
(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.
(2) Includes shares of Common Stock not outstanding, but which are subject to options, warrants and other convertible securities exercisable or convertible within 60 days of the date of the information set forth in this table, which are deemed to be outstanding for the purpose of computing the shares held and percentage of outstanding Common Stock with respect to the holder of such options. Such shares are not, however, deemed to be outstanding for the purpose of computing the percentage of any other person.

(3) Address Sect. D, 5/F, Block A. Innotech Tower, 235 Nanjing Rd. Heping District, Tianjin 300052


--------------------------------------------------------------------------------

                    CORPORATE GOVERNANCE AND RELATED MATTERS

--------------------------------------------------------------------------------

Overview

Our Board of Directors believes that corporate governance practices should be designed to create an environment that encourages and supports optimum shareholder value, compliance with all legal requirements and maintenance of the highest standards of integrity. The Board, in conjunction with senior management, has adopted and adheres to corporate governance practices that they believe promote those goals. Because of our limited financial resources, the limited scope and size of our operations and the difficulty of attracting and retaining independent directors for a small company, our governance procedures, to date, are limited. If we grow, as we expect, we intend to continually review governance practices, applicable state law, the rules and regulations of the SEC and listing standards of exchanges, as well as best practices suggested by recognized governance authorities, with a view to establishing and maintaining appropriate systems, practices and procedures which will further our stated goals.

Committees of the Board

The Company does not presently maintain an audit committee, a compensation committee, a nomination committee or any other committees of its board of directors. Similarly, we do not have an "audit committee financial expert".

At such time as our Board determines that the size and scope of our operations and our available financial resources warrant such, we expect to seek to add independent directors and to form committees to perform the functions of an audit committee, compensation committee and nominating committee.


Board Meetings

During the year ended December 31, 2004, the Board of Directors held ten (10) formal meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors.

At an appropriate time in the future, the Board intends to evaluate the appointment of a "Lead Independent Director" and the establishment of procedures for conducting regular executive sessions of non-management members of the Board without management present.

Codes of Ethics

The Board of Directors has adopted a Code of Business Ethics covering all officers, directors and employees of Eternal Technologies. We require all employees to adhere to the Code of Business Ethics in addressing legal and ethical issues encountered in conducting their work. The Code of Business Ethics requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the company's best interest.

The Board of Directors has also adopted a separate Code of Business Ethics for the CEO and Senior Financial Officers. This Code of Ethics supplements our general Code of Business Ethics and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters.

Both the Code of Business Ethics and the Code of Business Ethics for the CEO and Senior Financial Officers are filed as exhibits to Eternal Technologies' Annual Report on Form 10-KSB for the year ended December 31, 2004 and are available for review at the SEC's web site at www.sec.gov.

--------------------------------------------------------------------------------

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

Fees Paid to Independent Public Accountants

The following table presents fees for professional audit services rendered by Thomas Leger & Co., L.L.P. for the audit of the Company's annual financial statements for the years ended December 31, 2004 and December 31, 2003 and fees billed for other services rendered by Thomas Leger & Co., L.L.P. during those periods.

                                         Fiscal 2004            Fiscal 2003
                                       ----------------       ----------------
                                       ----------------       ----------------
          Audit fees (1)                      $111,271                $95,581
          Audit related fees (2)                39,162                 25,156
          Tax fees                               5,000                      -
          All other fees                             -                      -
                                       ----------------       ----------------
                                       ----------------       ----------------
          Total                               $155,433               $120,737
                                       ================       ================
(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Thomas Leger & Co., L.L.P. in connection with statutory and regulatory filings or engagements.
(2) Audit-Related Fees consist of fees billed for assurance and other services not explicitly related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." This category includes fees related to the registration statement, review of proxy statements and accounting research.

Policy on Pre-Approval of Audit and Non-Audit Services of Independent Auditor

At such time, if ever, as we form an audit committee, we intend that the audit committee will establish a specific policy relating to pre-approval of all audit and non-audit services provided by our independent auditors. As we do not presently maintain an audit committee, no such policy has been adopted to date.


--------------------------------------------------------------------------------

                                  OTHER MATTERS

--------------------------------------------------------------------------------

Compliance With Section 16(a) of the Exchange Act

Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 2004. Based solely on a review of such reports and written statements of its directors, executive officers and shareholders, the Company believes that all of the filing requirements were satisfied on a timely basis in 2004, except (1) the Form 10-KSB for the year-ended December 31, 2004

Certain Relationships and Transactions

We, as well as our predecessor have periodically entered into transactions with various persons and/or entities that may be deemed to be affiliates. In particular, our predecessor entered into a number of transactions with Shang Jiaji, or entities controlled by Shang Jiaji, including China Continental, Inc. Shang Jiaji is one of our principal shareholders (see "Security Ownership of Certain Beneficial Owners and Management").

All amounts that are due to or from officers, directors or affiliated parties are unsecured, interest-free and are payable on demand.

In January 2003, we entered into a consulting agreement with Market Management, LLC pursuant to which consulting services were to be provided to us over a 24 month period. Payments for those services total $10,000 per month. Market Management, LLC is controlled by Thomas L. Tedrow, one of our then principal shareholders and a former officer. Total payments to Market Management, LLC during 2003 were $120,000 and during 2004 totaled $50,000.

Since the reverse merger on December 12, 2002, the Company has adopted a policy that all related party transactions must be reviewed by and unanimously approved by the outside directors.

Other than elections to office, no director, nominee for director, executive officer or associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Submission of Shareholder Proposals

In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 2006 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than December 31, 2005. If the Company receives notice of a shareholder proposal after June 10, 2005, persons named as proxies for the 2005 Annual Meeting of Shareholders will have discretionary authority to vote on such proposal at such meeting.

Expenses of Solicitation

All of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock, will be borne by the Company.


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




                                                              /s/ Jijun Wu
                                                              Chairman


Tianjin, China
July 13, 2005